Acquisition of ITS	3 Months Ended
Mar. 31, 2026
Acquisition of ITS [Abstract]
ACQUISITION OF ITS

NOTE 5 – ACQUISITION OF ITS

On June 8, 2025, Star Twenty Six Ltd. (“Star Twenty Six”) entered into an agreement with ITS and its shareholder Mr. Gera Eron, pursuant to which Star Twenty Six will lend to ITS NIS 10,000,000 (approximately USD 3 miliion). In return Star Twenty Six would receive 51% of the share capital of ITS on a fully diluted basis. Pursuant to the terms of the agreement, Star Twenty Six was also granted an option to purchase the remainder 49% of ITS for three years from the controlling shareholder. Depending on whether the option is exercised in the first, second- or third-year hereafter, the agreed purchase price for the 49% is 25 million NIS, 30 million NIS or 35 million NIS, respectively.

On February 16, 2026, Star Twenty Six acquired 51% of the outstanding equity capital of ITS on a fully diluted basis and has a 3- year option to acquire the remainder 49% from the other shareholder of ITS.

The Company completed the initial allocation of the purchase price to the identifiable assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date. The following table summarizes the allocation of the purchase price as of February 16, 2026:

February 16, 2026
U.S. Dollars (in thousands)

Working capital	(2,592)
Long terms assets	2,915
Goodwill and Intangible assets	9,698
Non-controlling interest	(1,005)
Long term liabilities	(7,972)
Net assets acquired	1,044

The Company equally allocated the excess of the purchase price over the fair value of identifiable net assets acquired between goodwill and intangible assets.

The acquisition was completed on February 16, 2026.